                                                                   EXHIBIT 10.02

                                   MEMORANDUM

TO:          All Ingram Micro U.S. Managers
FROM:        Jeffrey R. Rodek, David R. Dukes
DATE:        July 17, 1996
SUBJ:        Management Incentive Bonus Plan - 1996

- --------------------------------------------------------------------------------

The Board of Directors of Ingram Micro has approved a Management Incentive Bonus Plan to provide financial incentive to Company managers, based upon the overall financial performance of Ingram Micro in the United States and the individual performance of each manager. This document describes the Incentive Bonus Plan for all managers and comparable positions except sales managers.

As a manager, you have an important impact on the profitability of our Company. We want you to profit when Ingram Micro (U.S.) profits.

You are eligible to receive a bonus of up to 9% of your 1996 earned income if the Company exceeds its budgeted pre-tax, pre-bonus profit target by more than 10% in the U.S. Below this top level of profit, the Target Bonus will vary as shown in the table below. Your "earned income" shall mean the actual dollars earned in 1996 (as reported on your W-2 form), excluding relocation reimbursements, and any bonus payment, including that for the 1995 Management Incentive Bonus Plan.

         INGRAM MICRO PROFIT BEFORE TAX AND BONUS                      BONUS %
         ----------------------------------------                      -------
         Overachieve budget by 10.1 percent or more                      9.0
         Meet budget to overachieve up to 10.0 percent                   7.0
         95.0 to 99.9 percent of budget                                  6.0
         90.0 to 94.9 percent of budget                                  5.0
         75.0 to 89.9 percent of budget                                  3.0
         Below 75 percent of budget                                      0.0

Half of the bonus amount calculated for you by the above program will be paid to you automatically. The other half of the bonus amount will be based upon your achievement of the personal objectives for 1996 which you and your supervisor should formulate. (A sample form is attached for format guidance). Once approved by your Vice President, these objectives should be forwarded to Charles Spears in Human Resources who will coordinate this program.

In order to receive your 1996 Management Incentive Bonus, you must be employed with Ingram Micro on the date that bonus checks are distributed (early March, 1997). You must be employed as a manager on or before September 30, 1996 to be eligible to participate in this Plan.

                                 ATTACHMENT "A"

Under the provisions of the Management Incentive Bonus Plan, annual goals and objectives are required for all participants which are used as a basis for determining the individual bonus award. Guidelines for developing objectives are as follows:

         1. There should be between five (5) and six (6) objectives for each participant. Generally each objective would have two (2) to four
               (4) specific measurable goals.

         2. Each objective should be assigned a percentage weight of not less than 10% and not more than 50%, reflecting its relative importance. The sum of the weightings for all objectives must be 100%.

         3. Objectives must be clear and specific and should include clear measurement criteria by which performance will be evaluated. Examples are shown in Attachment A.

         4. Total weight of the objectives should be based on the following parameters:

               I. 60% of the total weight must be for objectives which relate to "Programs of Innovation." These must be new programs which are above and beyond normal job performance responsibilities.

                                       or

               II. 25% of the total weight must be on objectives which are "Re-engineering" in nature relating to reducing costs, or enhancing productivity. Ideally, process and activities will be targeted to identify dramatically improved, lower cost, and faster processes.

               III. 15% of total must be on "Leadership". Management is required to establish programs to enhance the development of effective leaders encompassing training, development and/or implementation of programs to make the work environment of the department better based on the Associate Survey. Up to 5% of the total weight can be related to "Self-development" to improve management skills and abilities.

                    If a goal requires the involvement of another person or department, the appropriate person must be contacted and an agreement reached to support the goal.

         5. Although the total weight of the objectives cannot exceed 100%, two (2) overachievement goals (125% maximum) will be permitted for specific objectives which are numerically measurable against exceptional performance above the Original Plan. Performance measurement parameters set too low will not be acceptable for overachievement goals.

               The purpose of the 125% is to reward associates for exceptional achievement and to help maximize overall performance. Overall performance of the sum of all objectives cannot exceed 100%.

         6. If during the course of the year an objective becomes invalid, the weight percentage must be spread to remaining objectives. If new objectives must be added, a weighted percentage must be assigned and subtracted from the other objective. Total percentage cannot exceed 100%.

                                 ATTACHMENT "B"

                                INGRAM MICRO INC.
                         MANAGEMENT INCENTIVE BONUS PLAN
                                      1996

                            BONUS OBJECTIVE EXAMPLES

1.       (Example incorporating overachievement goals)

         OBJECTIVE: Achieve budgeted purchase discounts of n.nn% of sales by negotiating rebate programs with new vendors and maintaining or increasing current key rebates.

         MEASUREMENT CRITERIA:

               Purchase discounts x.xx% of       =      125% achievement sales
               Purchase discounts n.nn%          =      100% achievement
               Purchase discounts y.yy%          =       75% achievement
               Purchase discounts z.zz%          =       50% achievement
               Purchase discounts <z.zz%         =        0

2.       (example without overachievement goal)

         OBJECTIVE: Complete development of (specified) operating policies and procedures manual. Distribute manual to all department staff members and conduct training meetings to explain and answer questions.

         MEASUREMENT CRITERIA:

         Eighty percent of the rating of this objective will be based on the subjective assessment by (specified executive) of the quality of the manual and the thoroughness of the training provided.

         Twenty percent of the rating will be based on timeliness of completion.

               Complete by July 31, 1996         =            100% achievement
               Complete by Sept. 30, 1996        =             50% achievement
               After Nov. 20, 1996               =              0

3. (Example of goal for participant who does not have cost controlling or productivity enhancing responsibilities.)

         OBJECTIVE: To exceed departmental goal.

         - Achieved 100% of X Departmental goal                      0%
         - Achieved 110% of X Departmental goal                     50.0%
         - Achieved 115% of X Departmental goal                     80.0%
         - Achieved 120% of X departmental goal                    100.0%

                                INGRAM MICRO INC.
                   MANAGEMENT INCENTIVE BONUS PLAN OBJECTIVES
                             SUMMARY OF EVALUATIONS
                                      1996

PARTICIPANT:

DEPARTMENT:

          Bonus Objectives      Eligible         %               Points Achieved
                                 Points        Achvd
- --------------------------------------------------------------------------------
1.    .
- --------------------------------------------------------------------------------
2.    .
- --------------------------------------------------------------------------------
3.    .
- --------------------------------------------------------------------------------
4.    .
- --------------------------------------------------------------------------------
5.    .
- --------------------------------------------------------------------------------
                                                                    Total


                                                               (Not to exceed
                                                               eligible points
                                                               under "A" above).
                                                               =================


Evaluations Prepared by:
                         ---------------------------------------

Vice President/Sr. Vice President Approval:
                                            -------------------

                                INGRAM MICRO INC.
                   MANAGEMENT INCENTIVE BONUS PLAN OBJECTIVES
                                      1996

Name:

Department:       Human Resources           Title:

Objective         #1

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
        INNOVATION               RE-ENGINEERING                LEADERSHIP
                            (CHECK ONE OF THE ABOVE)

Points Assigned:        (   %)
                  ----

1.    Objective:


2.    Measurement/Evaluation Criteria:

                                             ---------------------       -------
                                             Employee's Signature        Date

                                             ---------------------       -------
                                             Supervisor's Signature      Date


                   TO BE COMPLETED AFTER END OF CALENDAR YEAR

1.    Performance Against Objective:

2.    Supervisor's Comment:

- ----------       ---------
  ___%
- ----------       ---------
 Rating     x     Points    =     ___(__%)